UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

KITARA MEDIA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Blvd Suite 2620 Jersey City, New Jersey	07310
(Address of Principal Executive Offices)	(Zip Code)

(201) 539-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Introductory Note

Kitara Media Corp. (formerly known as Ascend Acquisition Corp.) (the “Company”) previously filed a Current Report on Form 8-K dated July 1, 2013 (the “Current Report”) with the Securities and Exchange Commission on July 5, 2013 to report the acquisition by the Company of the outstanding membership interests of Kitara Media, LLC (“Kitara Media”) and capital stockof New York Publishing Group, Inc. (“NYPG”), respectively. The purpose of this amendment to the Current Report is to include the financial statements required under Item 9.01 of Form 8-K.  Except for the foregoing, this Form 8-K/A effects no other changes to the Current Report.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial statements of businesses acquired.

The audited consolidated balance sheets of Kitara Media at December 31, 2011 and 2012 and the audited consolidated statements of operations, changes in member’s equity and cash flows for the years ended December 31, 2011 and 2012 and the condensed consolidated balance sheet at June 30, 2013 (unaudited) and condensed consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2013 (unaudited), respectively, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The audited balance sheets of NYPG at December 31, 2011 and 2012 and the audited statements of operations, changes in stockholder’s' equity and cash flows for the years ended December 31, 2011 and 2012 and the condensed balance sheet at June 30, 2013 (unaudited) and  condensed statements of operations and cash flows for the six months ended June 30, 2012 and 2013 (unaudited), respectively, are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combining balance sheet of the Company, Kitara Media and NYPG at June 30, 2013 and the unaudited pro forma condensed combining statements of operations of the Company, Kitara Media and NYPG for the six months ended June 30, 2013 and the year ended December 31, 2012 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits:

Exhibit	Description

99.1
The audited consolidated balance sheets of Kitara Media, LLC. at December 31, 2011 and 2012 and the audited consolidated statements of operations, changes in member’s equity and cash flows for the years ended December 31, 2011 and 2012 and the condensed consolidated balance sheet at June 30, 2013 (unaudited) and condensed consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2013 (unaudited), respectively.

99.2
The audited balance sheets of New York Publishing Group, Inc. at December 31, 2011 and 2012 and the audited statements of operations, changes in stockholder’s' equity and cash flows for the years ended December 31, 2011 and 2012 and the condensed balance sheet at June 30, 2013 (unaudited) and condensed statements of operations and cash flows for the six months ended June 30, 2012 and 2013 (unaudited), respectively.

99.3
The unaudited pro forma condensed combining balance sheet of the Company, Kitara Media, LLC and New York Publishing Group, Inc. at June 30, 2013 and the unaudited pro forma condensed combining statements of operations of the Company, Kitara Media, LLC and New York Publishing Group, Inc. for the six months ended June 30, 2013 and the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITARA MEDIA CORP.

Dated: September 16, 2013	By:	/s/ Robert Regular
Robert Regular
Chief Executive Officer